SOFTQUAD CANADA ACQUISITION AGREEMENT entered into this ____ day of December, 1999.

BETWEEN:

                           SOFTQUAD SOFTWARE LTD. (a Delaware corporation)

                           (hereinafter called "Softquad USA")
                                                               OF THE FIRST PART

                                     - and -

                           SOFTQUAD SOFTWARE INC. (an Ontario Corporation)

                           (hereinafter called "Softquad Canada")
                                                              OF THE SECOND PART

                                      -and-

                           SOFTQUAD ACQUISITION CORP. (an Ontario Corporation)

                           (hereinafter called "SAC")
                                                               OF THE THIRD PART


                                    RECITALS

WHEREAS:

1. The Board of Directors of Softquad Canada wish to encourage Softquad USA directly or indirectly (through its wholly owned subsidiary SAC) to enter into a share purchase agreement or to make a take-over bid to the shareholders of Softquad Canada by offering to purchase all of the outstanding common shares of Softquad Canada and assume any obligations pursuant to any option agreements to assist in creating an enhanced liquidity for shareholders of Softquad Canada.

2. Immediately prior to such offer by SAC and/or Softquad USA the capital structure of Softquad Canada will be restructured such that the issued and outstanding common shares of Softquad Canada shall be as set out on Schedule "A" and the outstanding options to purchase Softquad Canada common shares shall be as set out in Schedule "B";

3. The Board of Directors of Softquad Canada have determined that it will recommend acceptance of the SAC and/or Softquad USA offer to the shareholders of Softquad Canada.

4. SAC and/or Softquad USA is willing to make an offer subject to the terms and conditions of this Agreement.

NOW THEREFORE IN CONSIDERATION of the mutual covenants hereinafter set out, the parties hereby agree as follows:

                                    ARTICLE 1
                              THE QUALIFYING OFFER

1.1      QUALIFYING OFFER

         (a) Subject to the terms and conditions of this Agreement, SAC and/or Softquad USA agrees to mail on or before March 1, 2000 or such earlier date as the documentation is available to the holders of Common Shares of Softquad Canada an offer to:

                  (i) purchase all of the outstanding Common Shares of Softquad Canada, on the following basis: either

                           (A) the exchange of one (1) Softquad USA Share for each issued and outstanding Softquad Canada common share representing consideration of $1.3574 per Softquad Canada common shares (on a fully diluted basis); or

                           (B) one (1) SAC Exchangeable Share which may be converted into one (1) Softquad USA common share; and

                  (ii) to assume the obligations of Softquad Canada under existing option agreements by agreeing to issue (1) Softquad USA common share upon exercise of each Softquad Canada optionholders right to purchase (1) Softquad Canada common shares for the same consideration as set out in the respective option agreements.

                  To effect the terms of the Qualifying Offer, upon acceptance:

                  (i) SAC will modify its capital structure to add a class of shares called Exchangeable Shares on such terms and conditions as are mutually agreed upon by the parties hereto;

                  (ii) Softquad USA will modify its capital structure to add a class of special preferred shares on such terms and conditions as are mutually agreed upon by the parties hereto;

                  (iii) The parties shall execute a Support Agreement on such terms and conditions as are mutually agreed upon by the parties hereto;

                  (iv) The parties shall execute a Voting and Exchange and Trust Agreement on such terms and conditions as are mutually agreed upon by the parties hereto; and

                  (v) Softquad USA and/or SAC shall undertake to file a registration statement in the U.S. under U.S. Securities Act of 1933 (the "Registration Statement") to qualify the Softquad USA common shares which may be issued to Softquad Canada shareholders and/or optionholders pursuant to share purchase agreement and/or takeover bid and to take all reasonable steps to make the Registration Statement effective in the U.S. and to keep that Registration Statement for the earlier of:

                                    (A) at least 4 years from the closing of the acquisition of the Softquad Canada common shares/options; and

                                    (B) the date on which all of the SAC
                                    Exchangeable Shares have been into Softquad
                                    USA common shares is complete.

                  SAC and/or Softquad USA expressly reserves the right to modify the terms of the Offer except that, without the prior written consent of Softquad Canada, SAC and/or Softquad USA shall not reduce the Qualifying Offer price; change the form of consideration payable under the Qualifying Offer; or add to, amend or change any of the offer terms in any manner adverse to the holders of common shares/options;

         (b) The Qualifying Offer shall expire 21 calendar days after it is commenced (or, if such date is not a business day on the next following business day) ("Expiry Date"), provided that the Qualifying Offer may be extended, at the sole discretion of SAC and/or Softquad USA, if the conditions set forth in the Qualifying Offer are not satisfied on the Expiry Date. Subject to the satisfaction or waiver of the conditions set forth in the Qualifying Offer, SAC and/or Softquad USA shall within the time period required by law take up and pay for all common shares validly tendered (and not properly withdraw) pursuant to the Qualifying Offer. SAC and/or Softquad USA shall use its reasonable commercial efforts to consummate the Qualifying Offer, subject only to the terms and conditions hereof.

1.2      SOFTQUAD CANADA APPROVAL OF THE QUALIFYING OFFER

         Softquad Canada represents that its Board of Directors, upon consultation with its advisors, has determined unanimously that the Board of Directors will recommend that Softquad Canada Shareholders accept the Qualifying Offer.

1.3      POST OFFER COVENANTS

         If SAC and/or Softquad USA takes up and pays for common shares pursuant to the Qualifying Offer, SAC, Softquad USA and Softquad Canada agree to use all reasonable commercial efforts to enable SAC and/or Softquad USA to acquire the balance of the common shares as soon as practicable after completion of the Qualifying Offer by way of compulsory acquisition, arrangement, amalgamation or other type of acquisition transaction carried out for a consideration at least of equal value of the consideration paid in the Qualifying Offer.

                                   ARTICLE II
                          COVENANTS OF SOFTQUAD CANADA

2.1      ORDINARY COURSE OF BUSINESS

         Softquad Canada covenants and agrees that:

         (a) Softquad Canada shall conduct its business only, and not take any action except in, the usual, ordinary and regular course of business and consistent with past practice;

         (b) Softquad Canada shall not directly or indirectly do or permit to occur any of the following:

                           (A) issue, sell or agree to issue or sell any additional shares of, or any options, warrants, calls, conversion privileges or rights of any kind to acquire any shares of, any capital stock of Softquad Canada (other than pursuant to the exercise of existing options);

                           (B) except with the usual, ordinary and regular course of business (consistent with past practice) sell, pledge lease, dispose of, encumber or agree to sell, pledge, lease dispose of or encumber any assets of Softquad Canada.

                           (C) amend or propose to amend its articles or by-laws;

                           (D)      split, combine or re-classify any
                                    outstanding common shares, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Common Shares;

                           (E) redeem, purchase or offer to purchase any Common Shares or other securities of Softquad Canada;

                           (F) reorganize, amalgamate or merge Softquad Canada with any other person, corporation, partnership or other business organization whatsoever;

                           (G) acquire or agree to acquire (by merger, amalgamation, acquisition of stock or assets or otherwise) any person, corporation, partnership, joint venture or other business organization or division or acquire or agree to acquire any material assets;

                           (H) except in the usual, ordinary and regular course of business and consistent with past practice, satisfy any material claims or liabilities except such as have been reserved against in Softquad Canada's financial statements delivered to Softquad USA, relinquish any material contractual rights or enter into any interest rate, currency or commodity swaps, hedges or other similar financial instruments; or

                           (I) incur or commit to incur any indebtedness for borrowed money or issue any debt securities except for the borrowing of working capital in the ordinary course of business and consistent with past practice.

         (c) Softquad Canada shall cooperate with Softquad USA in structuring the acquisition by Softquad USA of Softquad Canada in a tax efficient manner provided that no such cooperation shall be required where such structuring shall have any adverse effect on Softquad Canada.

                                   ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF SOFTQUAD CANADA

3.1      REPRESENTATIONS

         Softquad Canada hereby represents to Softquad USA and SAC that the information as it relates to Softquad Canada as has been provided to SAC and/or Softquad USA in due diligence disclosures are accurate and

         Softquad Canada hereby warrants the accuracy of the representations contained therein (and acknowledge that SAC and Softquad USA are relying upon those representations and warranties in connection with entering into this Agreement).

3.2      INVESTIGATION

         Any investigation by Softquad USA and SAC and its advisors shall not mitigate, diminish or affect the representations and warranties of Softquad Canada provided pursuant to this Agreement. Where the provisions of this Agreement, or any other transaction document, refer to disclosure in writing, such disclosure shall be made expressly in response to the applicable provision and shall be signed by a senior officer of Softquad Canada.

                                   ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF SOFTQUAD USA AND SAC

4.1      REPRESENTATIONS

         Softquad USA and SAC hereby represent and warrant to Softquad Canada that the information as it relates to Softquad USA and SAC as provided by Softquad USA and SAC as part of the due diligence disclosures are accurate and Softquad USA and SAC hereby warrant the accuracy of the representations contained therein (and acknowledges that Softquad Canada is relying upon such representations and warranties in connection with the entering into of this Agreement).

                                    ARTICLE V
                                MUTUAL COVENANTS

5.1      FURTHER ASSURANCES

         Subject to the terms and conditions herein, Softquad USA, SAC and Softquad Canada agree to use their respective commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate the transactions contemplated by this Agreement and the Offer. Softquad Canada, Softquad USA and SAC will use their commercially reasonable efforts: (i) to obtain all necessary waivers, consents and approvals from other parties to material loan agreements, leases, and other contracts or agreements (including in particular but without limitation, the agreement of any persons as may be required pursuant to any agreement, arrangement or understanding relating to Softquad Canada's operations); (ii) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, provincial or foreign law or regulations with respect to this Agreement or the Qualifying Offer; (iii) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby or by the Qualifying Offer; and (iv) to fulfil all conditions and satisfy all provisions of this Agreement and the Qualifying Offer.

                                    ARTICLE VI
                                   TERMINATION

6.1      TERMINATION

         This Agreement may be terminated:

         (a)      by mutual written consent of Softquad USA, SAC and Softquad
                  Canada;

         (b) by Softquad Canada if by March 1, 2000, if SAC and/or Softquad USA has not made the Qualifying Offer;

         (c) by Softquad Canada if by April 30, 2000 if SAC and/or Softquad USA has not purchased 90% of the common shares issued and outstanding pursuant to the Qualifying Offer;

         (d) by either SAC or Softquad Canada, if the conditions of the Qualifying Offer have not been satisfied or waived on the Expiry Date.

         In the event of the termination of this Agreement as provided in this
         Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of SAC, Softquad USA and/or Softquad Canada.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1      ENTIRE AGREEMENT

         This Agreement and the documents referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, arrangements or understandings with respect thereto.

6.2      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument but all such counterparts together shall constitute but one Agreement.

6.3      SEVERABILITY

         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated and the parties shall negotiate in good faith to modify the Agreement to preserve each party's anticipated benefits under the Agreement.

6.4      CHOICE OF LAW

         This Agreement shall be governed by, construed and in accordance with the laws of the Province of Ontario.

6.5      REMEDIES

         The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to remedy or prevent non-compliance or breaches with the terms of this Agreement and to enforce specifically the terms and provisions hereof in any court of the Province of Ontario having jurisdiction; provided that such remedies shall be in addition to, and not in substitution for, any other remedy to which the parties may be entitled at law or in equity.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized as of the date first above written.

                                       SOFTQUAD SOFTWARE LTD.
                                       (a Delaware corporation)


                                       PER:
                                           -------------------------------------
                                                President

                                       SOFTQUAD SOFTWARE INC.
                                       (an Ontario corporation)


                                       PER:
                                           -------------------------------------
                                                President

                                       SOFTQUAD ACQUISITION CORP.
                                       (an Ontario corporation)


                                       PER:
                                           -------------------------------------
                                                President

                                  SCHEDULE "A"

                  COMMON SHAREHOLDERS OF SOFTQUAD SOFTWARE INC.

                               NAME                              ADDRESS                # OF SHARES
                                                                                        POST SPLIT
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
1.        James Clark                                     Offshore                               3,220,285
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
2.        Drassinower                                     Ontario                                  142,860
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
3.        Peter Sharpe                                    BC                                       142,860
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
4.        Bruce Sharpe                                    BC                                       142,860
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
5.        Jon Sachs                                       Ontario                                  142,860
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
6.        Lauren Wood                                     BC                                       142,860
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
7.        Pinetree Capital  Corp. - Sheldon               Ontario                                2,670,560
          Inwenash
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
8.        Beacon M Intern'l                               Offshore                               1,011,895
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
9.        1225322 Ontario Inc.(1)/Newkidco                Canadian                                 351,850
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
10.       Protege Software                                UK                                       215,385
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
11.       Howard Goldstein(1)                             Texas                                     50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
12.       Albert Amato(1)                                 Ontario                                   50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
13.       Barry Gomel(1)                                  Texas                                     50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
14.       Allan Guttman(1)                                Ontario                                  100,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
15.       Steve Hammersmith(1)                            Florida                                   50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
16.       Sandy Jacobs(1)                                 Texas                                     50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
17.       Clive Kinross(1)                                Ontario                                   12,500
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
18.       Greg Lernor(1)                                  Texas                                     50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
19.       Lipston Group SA(1)                             BVI                                      100,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
20.       MPI Group Inc.(1)                               Ontario                                   50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
21.       Barry Pike(1)                                   Ontario                                   50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
22.       Andrew Prenick(1)                               Ontario                                   12,500
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
23.       Craig Rimer(1)                                  Ontario                                   25,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
24.       David Sachs(1)                                  Texas                                    150,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
25.       Selfridge LP(1)                                 Ontario                                   50,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
26.       Bob Simon(1)                                    Ontario                                  100,000
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
27.       Vincent Vasquez(1)                              Texas                                     75,000
                                                                                  ------            ------
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------
          TOTAL:                                                                                 9,209,275
--------- ----------------------------------------------- ---------------------- --------------------------
--------- ----------------------------------------------- ---------------------- --------------------------

Notes:
(1) Shares may be registered in the name of KBL Technology Fund Inc. The list sets out the beneficial owners.

                                  SCHEDULE "B"

                    OPTION HOLDERS OF SOFTQUAD SOFTWARE INC.

---------------------------------- -------------------- --------------------- ---------------------- --------------------
              NAME                  NUMBER OF OPTIONS        RELEASE 1              RELEASE 2             RELEASE 3
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Haydar, Janice                                   5,000                 1,667                  1,666                1,666
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Marshall, Denise                                 3,000                 1,000                  1,000                1,000
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Jackson, Shelly                                  7,000                 2,334                  2,333                2,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Lautri, James                                    5,000                 1,667                  1,666                1,666
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Adamson-Sharpe, Kim                              7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Dicks, Dwayne                                    7,000                 2,334                  2,333                2,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Hay-Roe, Jeff                                    6,500                 2,167                  2,166                2,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Walk, Karl                                       6,500                 2,167                  2,166                2,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Smith, Addam                                     6,500                 2,167                  2,166                2,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Kellas-Dicks, Mechthild                          6,000                 2,000                  2,000                2,000
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Salnikov, Iouri                                  6,500                 2,167                  2,166                2,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Ignacio, Maria Racella                           5,000                 1,667                  1,666                1,666
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Chang, Bobby                                     2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Wang, Hongzhi                                    6,500                 2,167                  2,166                2,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Boyd, Rodney                                     7,000                 2,334                  2,333                2,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Harrison, Wendy                                  7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Buarnell, Michael                                7,000                 2,334                  2,333                2,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Sioson, Roehl                                    3,500                 1,167                  1,166                1,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Raghib, Qusay                                    2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Roman, Mirella                                   2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
McGauley, Michael                                2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Wehrley, Robert                                  7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Spence, Peter                                    7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Cotton, Bertha                                   2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Turnball, John                                   7,000                 2,334                  2,333                2,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Germann, Ryan                                    7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Condotta, Jodene                                 5,000                 1,667                  1,666                1,666
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Shuster, Jordannah                               7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Lee, Frank                                       2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Murphy, Shaun                                    2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Harding, Pamela                                  3,500                 1,167                  1,166                1,166
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Thompson, Doreen                                 2,500                   834                    833                  833
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Tim Bray                                        25,000                 8,334                  8,333                8,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Sianez, Tracie                                   7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Castle, Sandi                                   10,000                 3,334                  3,333                3,333
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Handyside, Alistair                             30,000                10,000                 10,000               10,000
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Bain, Simon                                      7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Swithenby, Tony                                  7,500                 2,500                  2,500                2,500
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Drassinower, Roberto                           550,010               183,337                183,336              183,336
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Wood, Lauren                                    50,000                16,667                 16,666               16,666
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Sharpe, Bruce                                  333,330               111,110                111,110              111,110
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Sharpe, Peter                                  333,330               111,110                111,110              111,110
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
Sachs, Jonathan                                333,330               111,110                111,110              111,110
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------
SUBTOTAL:                                    1,856,000
---------------------------------- -------------------- --------------------- ---------------------- --------------------
---------------------------------- -------------------- --------------------- ---------------------- --------------------